EXHIBIT 99.1

ADTRAN, Inc. Reports Third Quarter 2006 Results and Declares Quarterly
                             Cash Dividend


    HUNTSVILLE, Ala.--(BUSINESS WIRE)--Oct. 16, 2006--ADTRAN, Inc. (NASDAQ:ADTN) reported results for the third quarter of 2006. Sales were $132,650,000 for the quarter compared to $149,170,000 for the third quarter of 2005. For the third quarter 2006, GAAP net income was $24,208,000 and GAAP earnings per share, assuming dilution, were $0.33. Non-GAAP net income was $26,012,000 for the quarter and non-GAAP earnings per share, assuming dilution, were $0.35 for the quarter. For the third quarter 2005, GAAP net income was $33,015,000 and GAAP earnings per share, assuming dilution, were $0.42. Non-GAAP net income and non-GAAP earnings per share for the third quarter of 2006 exclude the effect of stock compensation expense resulting from the application of Statement of Financial Accounting Standards No. 123R, Share-Based Payment ("SFAS 123R"). SFAS 123R was adopted on a prospective basis effective January 1, 2006. See the table below for reconciliation between non-GAAP and GAAP net income and earnings per share.

    ADTRAN Chief Executive Officer Tom Stanton stated, "During the quarter, we continued to see sequential revenue increases in both our traditional and primary growth areas. Our market position improved through market share expansion within existing customers along with key customer approvals in our primary growth product areas."

    The Company also announced that its Board of Directors declared a cash dividend for the third quarter of 2006. The quarterly cash dividend is $0.09 per common share to be paid to holders of record at the close of business on November 2, 2006. The ex-dividend date is October 31, 2006 and the payment date is November 16, 2006.

    The Company also confirmed that its third quarter conference call will be held Tuesday, October 17 at 9:30 a.m. Central Time. Guidance for the fourth quarter will be issued during this conference call. This conference call will be web cast live through StreetEvents.com. To listen, simply visit the Investor Relations site at http://www.adtran.com or http://streetevents.com approximately 10 minutes prior to the start of the call and click on the conference call link provided.

    An online replay of the conference call will be available for seven days at http://streetevents.com. In addition, an online replay of the conference call, as well as the text of the Company's earnings release, will be available on the Investor Relations site at http://www.adtran.com for at least 12 months following the call.

    ADTRAN, Inc. is one of the world's most successful network access equipment suppliers, with an 18-year history of profitability and a portfolio of more than 1,400 solutions for use in the last mile of today's telecommunications networks. Widely deployed by carriers and enterprises alike, ADTRAN solutions enable voice, data, video, and Internet communications across copper, fiber, and wireless network infrastructures. ADTRAN solutions are currently in use by every major U.S. service provider and many global ones, as well as by thousands of public, private and governmental organizations worldwide.

    For more information, contact the company at 800 9ADTRAN (800
923-8726) or via email at info@adtran.com. On the Web, visit www.adtran.com.

    This press release contains forward-looking statements which reflect management's best judgment based on factors currently known. However, these statements involve risks and uncertainties, including the successful development and market acceptance of new products, the degree of competition in the market for such products, the product and channel mix, component costs, manufacturing efficiencies, and other risks detailed in our annual report on Form 10-K for the year ended December 31, 2005. These risks and uncertainties could cause actual results to differ materially from those in the forward-looking statements included in this press release.

    This release includes non-GAAP net income, non-GAAP earnings per share data, and other non-GAAP line items from the Non-GAAP Information table in this release, including costs of sales, gross profit, selling, general and administrative expenses, research and development expenses, profit from operations, income before provision for income taxes and provision for income taxes. These measures exclude the effect of stock compensation expense for employee stock options associated with the application of SFAS 123R, which ADTRAN adopted effective January 1, 2006. These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. ADTRAN believes that the presentation of the non-GAAP measures, when shown in conjunction with the corresponding GAAP measures, provides useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. ADTRAN further believes that where adjustments used in calculating non-GAAP net income and non-GAAP earnings per share are based on specific, identified charges that impact different line items in the statements of income, it is useful to investors to know how these specific line items are affected by these adjustments. In particular, as ADTRAN applies SFAS 123R, it believes that it is useful to investors to understand how the expenses associated with the application of SFAS 123R are reflected in its results of operations. The presentation of these non-GAAP measures permits both investors and management to more readily compare past results, which do not include the impact of SFAS 123R, with future results, and to better understand ADTRAN's performance over the periods presented.


                      Condensed Balance Sheet
                        September 30, 2006
                             Unaudited
                          (In thousands)


                                                     September 30,
                                                          2006
                                                     --------------
     Assets

     Cash & cash equivalents                         $      30,381
     Short-term investments                                114,833
     Accounts receivable (net)                              73,498
     Other receivables                                       7,071
     Inventory (net)                                        47,455
     Prepaid expenses and other current assets               9,192
                                                     --------------

     Total current assets                                  282,430

     Equipment (net)                                        18,822
     Land                                                    4,263
     Bldg. & land improvements (net)                        58,477
     Other assets                                              517
     Long-term investments                                 197,697
                                                     --------------

     Total long-term assets                                279,776

                                                     --------------
     Total assets                                    $     562,206
                                                     ==============


     Liabilities and stockholders' equity

     Accounts payable                                $      35,077
     Accrued wages and benefits                              7,708
     Accrued liabilities                                    14,282
                                                     --------------

     Total current liabilities                              57,067

     Deferred tax liabilities                                1,167
     Other non-current liabilities                           4,388
     Long term-debt                                         48,812
                                                     --------------

     Total long-term liabilities                            54,367

     Total liabilities                                     111,434

     Stockholders' equity                                  450,772
                                                     --------------

                                                     --------------
     Total liabilities and stockholders' equity      $     562,206
                                                     ==============


                    Condensed Statements of Income
For the three and nine month periods ended September 30, 2006 and 2005
                (In thousands, except per share data)
                              Unaudited


                   Three Months Ended           Nine Months Ended
               September 30, September 30, September 30, September 30,
                    2006          2005          2006          2005
               ------------- ------------- ------------- -------------

Sales              $132,650      $149,170      $363,594      $372,620

Cost of Sales        54,015        59,856       148,020       153,532
               ------------- ------------- ------------- -------------

Gross Profit         78,635        89,314       215,574       219,088

Selling,
 general and
 administrative
 expenses            26,012        25,011        77,222        72,257
Research and
 development
 expenses            18,346        15,087        53,581        47,797
               ------------- ------------- ------------- -------------

Profit from
 operations          34,277        49,216        84,771        99,034

Interest
 expense               (633)         (693)       (1,900)       (1,901)
Other income,
 net                  3,619         3,107        12,132         8,950
               ------------- ------------- ------------- -------------

Income before
 provision for
 income taxes        37,263        51,630        95,003       106,083

Provision for
 income taxes       (13,055)      (18,615)      (33,726)      (37,129)

               ------------- ------------- ------------- -------------
Net income (1)      $24,208       $33,015       $61,277       $68,954
               ============= ============= ============= =============


Weighted
 average shares
    Basic            71,688        75,710        74,537        75,602
    Diluted (2)      73,478        78,213        76,550        77,675

Earnings per
 common share
    Basic             $0.34         $0.44         $0.82         $0.91
    Diluted (2)       $0.33         $0.42         $0.80         $0.89


(1) Net income for the three and nine months ended September 30, 2006 included stock-based compensation expense recognized related to stock options, net of tax, of $1.8 million and $5.3 million, respectively, under SFAS 123(R). There was no stock-based compensation expense related to stock options under SFAS 123 in the three and six month period ended September 30, 2005 because we did not adopt the recognition provisions of SFAS 123.

(2) Assumes exercise of dilutive stock options calculated under the treasury stock method.


                     Non-GAAP Information (1) (2)
For the three and nine month periods ended September 30, 2006 and 2005
                (In thousands, except per share data)
                              Unaudited


                 Non-GAAP
                 (excludes
                effects of    Effects of
                 SFAS 123R)    SFAS 123R       GAAP          GAAP
               Three Months  Three Months  Three Months  Three Months
                   Ended         Ended         Ended         Ended
               September 30, September 30, September 30, September 30,
                    2006          2006          2006          2005
               ------------- ------------- ------------- -------------

Sales              $132,650            $0      $132,650      $149,170

Cost of Sales
 (a)                 53,925            90        54,015        59,856
               ------------- ------------- ------------- -------------

Gross Profit
 (a)                 78,725            90        78,635        89,314

Selling,
 general and
 administrative
 expenses (a)        25,020           992        26,012        25,011
Research and
 development
 expenses (a)        17,363           983        18,346        15,087
               ------------- ------------- ------------- -------------

Profit from
 operations (a)      36,342         2,065        34,277        49,216

Interest
 expense               (633)            0          (633)         (693)
Other income,
 net                  3,619             0         3,619         3,107
               ------------- ------------- ------------- -------------

Income before
 provision for
 income taxes
 (a)                 39,328         2,065        37,263        51,630

Provision for
 income taxes
 (b)                (13,316)         (261)      (13,055)      (18,615)

               ------------- ------------- ------------- -------------
Net income
 (a)(b)             $26,012        $1,804       $24,208       $33,015
               ============= ============= ============= =============

Weighted
 average shares
   Basic             71,688        71,688        71,688        75,710
   Diluted (3)       73,282        73,478        73,478        78,213

Earnings per
 common share
   Basic              $0.36        ($0.02)        $0.34         $0.44
   Diluted (3)        $0.35        ($0.02)        $0.33         $0.42


                 Non-GAAP
                 (excludes
                effects of    Effects of
                 SFAS 123R)    SFAS 123R       GAAP          GAAP
               Nine Months   Nine Months   Nine Months   Nine Months
                   Ended         Ended         Ended         Ended
               September 30, September 30, September 30, September 30,
                    2006          2006          2006          2005
               ------------- ------------- ------------- -------------

Sales              $363,594            $0      $363,594      $372,620

Cost of Sales
 (a)                147,760           260       148,020       153,532
               ------------- ------------- ------------- -------------

Gross Profit
 (a)                215,834           260       215,574       219,088

Selling,
 general and
 administrative
 expenses (a)        74,270         2,952        77,222        72,257
Research and
 development
 expenses (a)        50,699         2,882        53,581        47,797
               ------------- ------------- ------------- -------------

Profit from
 operations (a)      90,865         6,094        84,771        99,034

Interest
 expense             (1,900)            0        (1,900)       (1,901)
Other income,
 net                 12,132             0        12,132         8,950
               ------------- ------------- ------------- -------------

Income before
 provision for
 income taxes
 (a)                101,097         6,094        95,003       106,083

Provision for
 income taxes
 (b)                (34,500)         (774)      (33,726)      (37,129)

               ------------- ------------- ------------- -------------
Net income
 (a)(b)             $66,597        $5,320       $61,277       $68,954
               ============= ============= ============= =============

Weighted
 average shares
   Basic             74,537        74,537        74,537        75,602
   Diluted (3)       76,440        76,550        76,550        77,675

Earnings per
 common share
   Basic              $0.89        ($0.07)        $0.82         $0.91
   Diluted (3)        $0.87        ($0.07)        $0.80         $0.89

(1) A reconciliation between net income on a GAAP basis and non-GAAP net income including items (a) through (b) is provided in the table below.
(2) There was no stock-based compensation expense recorded in fiscal 2005, as we had adopted the footnote disclosure only provision of SFAS 123.
(3) Assumes exercise of dilutive stock options calculated under the treasury stock method.


RECONCILIATION OF GAAP TO NON-GAAP NET INCOME AND EARNINGS PER SHARE (In thousands)


                   Three Months Ended           Nine Months Ended
               September 30, September 30, September 30, September 30,
                    2006          2005          2006          2005

GAAP Net Income     $24,208       $33,015       $61,277       $68,954

(a) Stock-based
 compensation
 expense
 related to
 stock options
 (1)                  2,065             0         6,094             0

(b) Income tax
 effect of
 stock-based
 compensation
 expense               (261)            0          (774)            0

               ------------- ------------- ------------- -------------
Non-GAAP Net
 Income             $26,012       $33,015       $66,597       $68,954
               ============= ============= ============= =============


GAAP Earnings
 per common
 share -
 diluted              $0.33         $0.42         $0.80         $0.89
  Per share
   effect of
   stock-based
   compensation
   expense            $0.02           N/A         $0.07           N/A
               ------------- ------------- ------------- -------------
Non-GAAP
 Earnings per
 common share -
 diluted              $0.35         $0.42         $0.87         $0.89
               ============= ============= ============= =============


(1) For the three months ended September 30, 2006, stock-based compensation expense was allocated as follows: $90 to cost of sales expense, $992 to selling, general and administrative expense, and $983 to research and development expense.
For the nine months ended September 30, 2006, stock-based compensation expense was allocated as follows: $260 to cost of sales expense, $2,952 to selling, general and administrative expense, and $2,882 to research and development expense.


COMPARISON OF NET INCOME INCLUDING THE EFFECT OF STOCK-BASED
 COMPENSATION EXPENSE
RELATED TO EMPLOYEE STOCK OPTIONS UNDER SFAS 123(R) and SFAS 123 (1) (In thousands)


                   Three Months Ended           Nine Months Ended
               September 30, September 30, September 30, September 30,
                    2006          2005          2006          2005

Net Income as
 reported           $24,208       $33,015       $61,277       $68,954

Plus: total
 stock-based
 compensation
 included in
 the
 determination
 of reported
 net income,
 net of tax           1,804           266         5,320           266
Less: total
 stock-based
 compensation
 expense
 determined
 under fair
 value based
 method for all
 awards, net of
 tax                 (1,804)       (1,425)       (5,320)       (5,695)

               ------------- ------------- ---------------------------
Non-GAAP net
 income for
 calculation of
 diluted
 earnings per
 share              $24,208       $31,856       $61,277       $63,525
               ============= ============= ===========================

Earnings per
 share
 Diluted - as
  reported            $0.33         $0.42         $0.80         $0.89
 Diluted - non-
  GAAP                  n/a         $0.41           n/a         $0.82


(1) Stock-based compensation expense prior to January 1, 2006 is based on the pro forma application of SFAS 123. Net income and net income per share prior to January 1, 2006 did not include stock-based compensation for stock options because ADTRAN did not adopt the recognition provisions of SFAS 123.

    CONTACT: ADTRAN, Inc.
             Jim Matthews, 256-963-8775
             Senior Vice President/CFO
             or
             INVESTOR SERVICES/ASSISTANCE:
             Gayle Ellis, 256-963-8220